JOINT FILING AGREEMENT


          In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on
Schedule 13D (including amendments thereto) with respect to the Common Shares, par value $0.01 per share, of Brandywine Realty Trust, a Maryland real estate investment trust, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 8th day of December, 1999.


                                  LAZARD FRERES & CO. LLC

                                  By:     /s/ Scott D. Hoffman
                                     ---------------------------------------
                                     Name:  Scott D. Hoffman
                                     Title: Managing Director


                                  LAZARD FRERES REAL ESTATE INVESTORS L.L.C.

                                  By:     /s/ John A. Moore
                                     ---------------------------------------
                                     Name:  John A. Moore
                                     Title: Chief Financial Officer


                                  LF STRATEGIC REALTY INVESTORS L.P.

                                  By:  Lazard Freres Real Estate Investors
                                       L.L.C., its general partner

                                  By:     /s/ John A. Moore
                                     ---------------------------------------
                                     Name:  John A. Moore
                                     Title: Chief Financial Officer

                                  PROMETHEUS AAPT HOLDINGS, L.L.C.

                                  By:  LF Strategic Realty Investors L.P.,
                                       its sole member

                                  By:  Lazard Freres Real Estate Investors
                                       L.L.C., its general partner

                                  By:     /s/ John A. Moore
                                     ---------------------------------------
                                     Name:  John A. Moore
                                     Title: Chief Financial Officer


                                  COMMONWEALTH ATLANTIC OPERATING PROPERTIES
                                  INC.

                                  By:     /s/ John A. Moore
                                     ---------------------------------------
                                     Name:  John A. Moore
                                     Title: Vice President


                                  COMMONWEALTH ATLANTIC LAND II INC.

                                  By:     /s/ John A. Moore
                                     ---------------------------------------
                                     Name:  John A. Moore
                                     Title: Vice President


                                  COMMONWEALTH ATLANTIC DEVELOPMENT INC.

                                  By:     /s/ John A. Moore
                                     ---------------------------------------
                                     Name:  John A. Moore
                                     Title: Vice President


                                  COMMONWEALTH ATLANTIC PROPERTIES INVESTORS
                                  TRUST

                                  By:     /s/ John A. Moore
                                     ---------------------------------------
                                     Name:  John A. Moore
                                     Title: Vice President and Chief
                                            Financial Officer

                                  COMMONWEALTH ATLANTIC PROPERTIES INC.

                                  By:     /s/ John A. Moore
                                     ---------------------------------------
                                     Name:  John A. Moore
                                     Title: Vice President



                                  COMMONWEALTH ATLANTIC LAND III INC.

                                  By:     /s/ John A. Moore
                                     ---------------------------------------
                                     Name:  John A. Moore
                                     Title: Vice President


                                  COMMONWEALTH ATLANTIC LAND V INC.

                                  By:     /s/ John A. Moore
                                     ---------------------------------------
                                     Name:  John A. Moore
                                     Title: Vice President


                                  COMMONWEALTH ATLANTIC HOLDING I INC.

                                  By:     /s/ John A. Moore
                                     ---------------------------------------
                                     Name:  John A. Moore
                                     Title: Vice President


                                  RICHMOND LAND CORPORATION

                                  By:     /s/ John A. Moore
                                     ---------------------------------------
                                     Name:  John A. Moore
                                     Title: Vice President

                                  COMMONWEALTH ATLANTIC LAND I INC.

                                  By:     /s/ John A. Moore
                                     ---------------------------------------
                                     Name:  John A. Moore
                                     Title: Vice President










































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